Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the transitional report of Authentidate Holding Corp (the “Company”) on Form 10-KT for the transition period ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas P. Leahey, Interim Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 27, 2016

/s/ Thomas P. Leahey
Thomas P. Leahey
Interim Chief Financial Officer
(Principal Financial Officer)